SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                              ---------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): March 25, 1997

TRUST CREATED BY BLOCK  MORTGAGE  FINANCE,  INC.  (under a Pooling and Servicing
Agreement dated as of December 31, 1996, which Trust is the Issuer of Block Mortgage Finance Asset Backed Certificates, Series 1997-1)

             (Exact name of registrant as specified in its charter)

                                    New York
                 (State or other jurisdiction of incorporation)


      333-14041                                        Applied For
  Commission File Number)                   (IRS Employer Identification No.)

3 Park Plaza, Irvine, California
Attention:  Block Mortgage Finance
            Asset Backed Certificates, Series 1997-1            92614
(Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code: 714-253-7575

                                 Not applicable
          (Former name or former address, if changed since last report)

ITEM 5. OTHER EVENTS.

                            Attached hereto is a copy of the Statement to
                       Certificateholders with respect to the February (revised) & March, 1997, distribution to Certificateholders, as provided to the Certificateholders by the Trustee.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
        INFORMATION AND EXHIBITS.

Exhibit 99.1 Statement to Certificateholders Relating to February, 1997
             (revised), Distributions to Holders of Block Mortgage Finance Asset Backed Certificates, Series 1997-1

Exhibit 99.2 Statement to Certificateholders Relating to March, 1997,
             Distributions to Holders of Block Mortgage Finance Asset Backed Certificates, Series 1997-1

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

                                      SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    BLOCK  FINANCIAL  CORPORATION,  not  in  its
                                    individual  capacity,  but  solely  as  duly
                                    authorized agent of the Registrant  pursuant
                                    to  Section   8.17(C)  of  the  Pooling  and
                                    Servicing  Agreement,  dated as of  December
                                    31, 1997


                                    By:     /s/ Bret G. Wilson
                                            Bret G. Wilson
                                            Title:   Vice President,
                                    Mortgage Operations



Date:  April 11, 1997

                                     EXHIBIT INDEX

        Exhibit No.                                       Description

               99.1                                Statement to
                                                   Certificateholders
                                                   Relating to February,
                                                   1997 (revised),
                                                   Distributions to Holders
                                                   of Block  Mortgage
                                                   Finance Asset Backed
                                                   Certificates, Series
                                                   1997-1

                99.2                               Statement to
                                                   Certificateholders
                                                   Relating to March, 1997,
                                                   Distributions to
                                                   Holders of Block
                                                   Mortgage Finance Asset
                                                   Backed  Certificates,
                                                   Series 1997-1